INVESTOR PRESENTATION AUGUST 2017

Forward Looking Statements Some of the information included herein may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as ―may,‖ ―assume,‖ ―forecast,‖ ―position,‖ ―predict,‖ ―strategy,‖ ―expect,‖ ―intend,‖ ―plan,‖ ―estimate,‖ ―anticipate,‖ ―could,‖ ―believe,‖ ―project,‖ ―budget,‖ ―potential,‖ or ―continue,‖ and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no expected results of operations or financial condition or other forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush Partners LP’s (―Hi-Crush‖) reports filed with the Securities and Exchange Commission (―SEC‖), including those described under Item 1A, ―Risk Factors‖ of Hi-Crush’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward- looking statements include: whether we are able to complete the Blair acquisition, the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

Strategic Update Kermit Facility Initial wet plant production Photo dated July 17, 2017

Continued Execution & Strategically Positioned

Continued & Focused Execution

- **Kermit completion:** Completed construction of purpose-built 3mm TPY in-basin Kermit facility two months ahead of schedule and under budget; first delivery in July 2017
- **Customer contracts:** Contracts for more than 75% of nameplate capacity with long-term agreements from quality customers
- **Capacity ramp:** Achieved near full utilization of 10.4mm TPY of Northern White capacity during Q2 2017; expect full utilization of 3mm TPY in-basin facility exiting Q3 2017

Asset Base Well-Aligned with Demands

- **Best-in-class production assets:** Scale and efficiency of our combined production portfolio represents a meaningful strategic advantage relative to competitors
- **Attractive mesh mix:** Producing 65%+ fine mesh in 2017; up to 75% with minimal increase in production cost; well-positioned to serve growing and evolving demand
- **Leading logistics:** Developing Pecos unit train capable terminal in core of Delaware Basin to augment Permian service offering; PropStream™ expanding to nine or more crews by end of 2017

Financial Flexibility

- **Strong liquidity:** Total liquidity as of 6/30/17 of ~$86 million; creates meaningful flexibility to pursue potential growth opportunities
- **All railcars active:** Increasing unit train utilization drives additional cost savings; better railcar efficiency limits need to lease additional cars to support volume growth
- **Maintaining flexibility:** 2017 transformative transactions financed with no new debt issued

HI CRUSH PARTNERS LP
Performance Under Pressure
4

Hi-Crush’s Production Portfolio 5 1) Reserve life estimates based on reserve reports prepared by JT Boyd. Wyeville Blair Augusta Whitehall Kermit Capacity 1.85mm TPY 2.86mm TPY 2.86mm TPY 2.86mm TPY 3.00mm TPY Type Northern White Northern White Northern White Northern White In-basin Reserve Life1 41 years 41 years 14 years 28 years 19 years Rail Access Union Pacific Canadian National Union Pacific Canadian National Not Required (Truck) Location Wisconsin Wisconsin Wisconsin Wisconsin Winkler Co., TX Status Active Active Active Active Active Site

Not Owned Not Owned Under Construction Under Construction Fully Utilized (Startup July) Fully Utilized Effective Capacity to Meet Growing Demand Q3 ‘16 10.4 Fully Utilized Partially Utilized Restart (September) Idle Q4 ‘16 10.4 Fully Utilized Fully Utilized Partially Utilized Idle Q1 ‘17 10.4 Fully Utilized Fully Utilized Partially Utilized Restart (March) Q2 ‘17 10.4 Fully Utilized Fully Utilized Fully Utilized Fully Utilized Q3 ’17E 13.4 Fully Utilized Fully Utilized Fully Utilized Fully Utilized Q4 ’17E 13.4 Fully Utilized Fully Utilized Fully Utilized Fully Utilized Blair 2.86mm TPY Wyeville 1.85mm TPY Augusta 2.86mm TPY Whitehall 2.86mm TPY Kermit 3.00mm TPY Nameplate Capacity (mm TPY) 6 Exit Rate

Leveraging Our Competitive Advantages

Factor	Our Position	The Hi-Crush Advantage	
Size and Scale	Five facilities, 13.4mm tons of annual capacity	Premier supplier with operational flexibility and ability to meet dynamic customer needs	
Supply Diversity	Leading supplier of Northern White and in-basin frac sand	In Q3 2017, expect to operate 13.4mm TPY of low-cost, high-quality frac sand production with diversity of grades and sand types	
Best-in-Class Assets	Market-leading cost structure	Best-in-class cost structure provides competitive, financial and operational advantages from mine to well site	
Distribution Network	Two class-1 rail origins; strategic and expanding owned terminal network	Direct access to UP and CN railroads combined with PropStream last-mile solution extends competitive advantages to the well site	
Customer Relationships	Strong, long-term relationships	Increasing profitable market share through close partnerships with key customers who are consolidating their supply sources	
Balance Sheet	Ample liquidity and significant capital flexibility	Maintain conservative position; strong ability to pursue potential attractive growth opportunities	
Focused Strategy	Clear strategy to win long-term	Positioned to profitably capture long-term market share and meet industry's evolving demands	

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Performance Under Pressure
7

Facility Status • Completed construction and commenced operations in July 2017; under budget and two months ahead of schedule • Expect to ramp utilization during Q3 2017; estimate operating full capacity throughout Q4 2017 • First-mover for in-basin facility development provides clear competitive advantage • Completed all hiring Facility Overview • Purpose-built 3mm TPY production facility, 55+mm tons of high-quality fine mesh reserves • Located within 75 mile radius of significant Delaware and Midland Basin activity • Production costs expected to be in-line with all Hi-Crush facilities; no royalty burden, no overburden • Opportunity to leverage PropStream capabilities and mitigate logistical bottlenecks Kermit Facility Completed Ahead of Schedule 8

Pecos Terminal Further Enhances Permian Position 9 Terminal Overview • On schedule for October 2017 completion • Complements Kermit facility as additional source point to mitigate logistical bottlenecks and meet customer needs for various mesh sizes • First-mover advantage with unit train capable terminal facility located directly on class-1 rail with 20,000 tons of vertical storage in the Southern Delaware; manifest capable with rail-to-truck operations • Furthers Hi-Crush strategy of owning and operating key logistics infrastructure to provide frac sand from the mine to the well site • Ensures service priority, and creates critical launching point for last-mile operations, including PropStream integrated logistics solution Dedicated rail park terminal for proppant, strategically located in the Delaware Basin

PropStream: Success in the Market

Performance and Strategy

- Strong adoption rate from current and new customers since roll-out
- No lost-time incidents; greater than 98% uptime performance
- Q2 2017 utilization of 91%; increased from Q1 2017 utilization of 79%
- Currently operating four crews in the Permian and one crew in the Northeast; four crews active at the end of Q2 2017, up from two crews at the end of Q1 2017
  - Deploying fifth Permian crew and hiring sixth Permian crew in Q3 2017
- Expect nine or more PropStream crews to be operating by the end of 2017



HI CRUSH PARTNERS LP
Performance Under Pressure

10

Outlook

Volumes Increasing with Utilization to Meet Demand 12 898 1,024 1,181 1,482 1,195 1,190 1,409 1,209 963 849 1,083 1,359 1,385 2,113 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17E 000s tons Quarterly Volumes Sold Quarterly Nameplate Capacity Q3 2017 volumes expected to increase to 2.4mm – 2.6mm tons; sequential growth of 14-24% Q2 2017 volumes of 2.1mm tons represents 53% sequential growth HCLP Quarterly Volumes Sold Proactively investing to meet growing demand

Strong Frac Sand Fundamentals 13 Supportive Fundamentals GREATER FRAC SAND INTENSITY Targeting of Shale & Unconventional Increased Horizontal Drilling Longer Laterals Lengths More Stages per Foot More Sand per Stage More Wells Drilled per Rig Greater frac sand intensity driven by multiple factors • Sand intensity trends key driver of increased demand; ―super fracs‖ growing to 25,000+ tons per well • Drilled but uncompleted well (―DUC‖) backlog indicates unmet demand for frac sand • Increasing number of operators adopting completion designs using longer laterals and higher sand loadings

Leverage to Current Upcycle vs. Prior Peak 14 2,000 rigs 27 days 13 wells 26,000 wells 2,500 tons 65,000,000 tons Total U.S. Rig Count Days to Drill per Well Wells Drilled per Year per Rig Total Wells Drilled per Year Avg. Sand Usage per Well Annual Sand Demand (Potential) Old Model Note: Hypothetical example for illustrative purposes only. Some results rounded. Excludes contribution from DUC completion and further potential improvements in rig efficiency and/or sand usage per well. 900 rigs 18 days 20 wells 18,000 wells 5,250 tons 94,500,000 tons New Model +45% Calculated Calculated Assumed Assumed Assumed Significant leverage to further demand increases associated with greater drilling efficiencies and higher proppant loadings

Potential Sand Demand Matrix 15 1) Total U.S. land rigs, 2017 YTD average as of 7/28/17. Source: Baker Hughes. 2) Total U.S. land rigs, current as of 7/28/17. Source: Baker Hughes. 3) Estimated average proppant usage per well as of April 2017. Source: Internal estimates. 750 800 850 900 950 1,000 1,050 4,500 68 72 77 81 86 90 95 4,750 71 76 81 86 90 95 100 5,000 75 80 85 90 95 100 105 5,2503 79 84 89 95 100 105 110 5,500 83 88 94 99 105 110 116 5,750 86 92 98 104 109 115 121 6,000 90 96 102 108 114 120 126 ---------------------------------------------- U.S. Land Rig Count ---------------------------------------------- -- -- Sand Usage (tons/ w ell) - -- - • Current U.S. land rig count of 9312; 2017 YTD average of 8121 • Potential demand upside from drawdown of DUC inventory; activity not directly driven by rig activity Demand Matrix Commentary • Matrix assumes 18 days to drill; 1 day faster drill time increases total demand by 4.5mm TPY (900 total rigs / 5,250 tons per well) • Average proppant intensity per foot continues to increase; leading edge ~25,000 tons per well

PropX Systems On Track to Grow Market Share 16 • Rapid market acceptance of containerized last-mile solutions • Successful roll-out enabling PropX to quickly grow market share • PropX projected to achieve 10%+ market share1 within 15 months of launch Systems Deployed 1 2 4 9 0 5 10 15 20 25 30 35 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q4 2017E Systems Hi-Crush Third Parties 10%+ Total Market Share1 1) Assumption based on estimated active frac fleets as of year-end 2017

Business Update

325 500 2014 2018E The Importance of Logistics in a Growing Market 18 100,000,000 Frac sand tons per year ~4,440,000 Truckloads per year 500,000 Railcars per year 65 100 2014 2018E 2.9 4.4 2014 2018E Million tons of demand per year Million truckloads per year Thousand railcars per year 2018 demand forecasted to increase to ~100 million tons; 54% growth vs. 2014 peak demand1 4.4mm trucks stretch ~55,000 miles bumper to bumper; enough to circle the Equator more than twice3 Fleet of 500,000 railcars spans ~5,200 miles, or roughly the distance between New York and Buenos Aires2 1) Industry and internal estimates. 2) Assumes all 2018 demand delivered via rail; average market railcar capacity of 100 tons; average railcar length of 55 feet. 3) Assumes average market truck capacity of 22.5 tons; average truck length of 65 feet.

Network Ownership Establishes Logistics Flexibility 19 Note: Map does not reflect all third party terminals utilized by Hi-Crush to deliver sand to customers. • Reduces potential for logistics bottlenecks • Priority at owned and operated terminals ensures quality customer service • Unit train capabilities at majority of 100+ origination / destination pairings • 64% of volumes delivered in-basin in Q2 2017 • 77% of Q2 2017 in-basin volumes delivered through Hi-Crush owned and operated terminals • Access to multiple third party terminals Bakken DJ Basin Permian SCOOP / STACK Eagle Ford Marcellus / Utica Logistics Network Kermit facility Rail-served Sand Facility Existing Terminal (HCLP owned) Pecos Terminal (HCLP owned) Mine-to-Well Sand Facility Existing Terminal (Third party) Wisconsin Augusta Wyeville Whitehall Blair Haynesville

Hi-Crush Logistics in the Permian

Our Advantage

- Hi-Crush owned and operated network reduces trucking distance and costs; optimal trucking distance is less than 75 miles
  - More than 80%[1] of Permian proppant consumption within 50 miles
  - 90%[1] within 60 miles
  - More than 95%[1] within 75 miles
- Ability to source from multiple locations to mitigate trucking bottlenecks and meet customers' need for various mesh sizes
- Owned and operated network represents annual throughput of 6.0mm tons, 53,000 tons of silo storage and 600+ railcar spots
  - Ensures efficiency and quality of customer service
- Greater PropStream expansion to further improve logistics flexibility

Hi-Crush's Permian Service Footprint



Lea
Eddy
Gaines
Andrews
Dawson
Borden
Martin
Howard
Mitchell
Loving
Winkler
Ector
Midland
Glasscock
Sterling
Ward
Crane
Upton
Reagan
Irion
Reeves
Pecos
Jeff Davis
Crockett
Coke
Schleicher
Sutton

- Delaware Basin counties
- Midland Basin counties
- Proppant consumption heat map
- 50-mile radius of Pecos terminal
- 50-mile radius of Kermit facility
- 50-mile radius of Odessa terminal
- 50-mile radius of Big Spring terminal

1) Estimate based on NavPort 2017 YTD reported proppant volumes as of 7/25/17.

HI CRUSH PARTNERS LP
Performance Under Pressure

20

PropStream: Simplifying the Supply Chain

Differentiated Last-Mile Capabilities

- Fully integrated delivery solution to provide proppant logistics services
- Fully enclosed system reduces particulate matter emissions by >90% versus pneumatic equipment, meeting 2018 OSHA requirements today
- Purpose-built cubic design delivers greater tonnage per truckload
- Controls sand quality from origin to the blender hopper
- Highly efficient PropBeast™ conveyor systems generate up to 20% faster delivery into the blender
- Fully mobile system of conveyors, containers and trucks significantly reduces well site footprint
- Lessens well site trucking congestion; reduces or eliminates demurrage


HI CRUSH
HI CRUSH



HI CRUSH PARTNERS LP
Performance Under Pressure
21

Financial Results

Key Financial Metrics 23 $ in 000s, except per ton Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Revenues $ 38,429 $ 46,556 $ 67,297 $ 83,364 $ 135,220 Adjusted EBITDA1 ($ 3,401) ($ 3,461) ($ 334) $ 1,911 $ 26,544 Average selling price ($/ton) $ 45 $ 43 $ 49 $ 60 $ 64 Sales volumes (tons) 849,263 1,082,974 1,358,511 1,384,887 2,112,516 Contribution margin ($/ton)2 $ 3.54 $ 4.50 $ 3.51 $ 8.15 $ 16.73 Note: Amounts have been recast to include the financial position and results attributable to Hi-Crush Blair LLC, Hi-Crush Whitehall LLC and Other Assets. 1) Adjusted EBITDA is defined as net income (loss) plus depreciation, depletion and amortization and interest expense, net of interest income adjusted for earnings (loss) from equity method investments and any non-cash impairments of long-lived assets and goodwill. 2) Contribution margin is defined as total revenues less costs of goods sold excluding depreciation, depletion and amortization. Contribution margin excludes other operating expenses and income, including costs not directly associated with the operations of our business such as accounting, human resources, information technology, legal, sales and other administrative activities. • Strong sequential volume growth of 53%, in-line with previously communicated guidance • Revenues higher by 62% sequentially driven by volume expansion and pricing increases • Contribution margin more than doubled due to higher pricing and fixed costs absorption

Improved Liquidity and Financial Flexibility 24 $ in 000s December 31, 2016 June 30, 2017 Cash $ 4,521 $ 27,490 Revolver $ - $ - Term loan1 189,715 189,265 Other notes payable 6,705 5,223 Total debt $ 196,420 $ 194,488 Net debt $ 191,899 $ 166,998 Revolver availability2 $ 66,368 $ 58,231 Available liquidity3 $ 70,889 $ 85,721 1) Senior secured term loan: $200mm original face value at L+3.75%; rated Caa1 and B by Moody’s and Standard & Poor’s, respectively; includes accordion feature to increase capacity to $300mm. Presented net of discounts and issuance costs. 2) Revolving credit agreement at 6/30/17: $58.2mm available at L+4.50% ($75mm capacity less $16.8mm of LCs); includes accordion feature to increase capacity to $125mm. 3) Revolver availability plus cash.

Credit Facility Provides Liquidity and Flexibility 25 1) Leverage and interest coverage ratios for Q2 2017 – Q4 2017 based on annualized figures beginning April 1, 2017. Equity cure provision available to address any potential EBITDA covenant shortfalls. • Capacity: Total revolver capacity of $75mm • 2017 Covenants: Leverage ratio maximum and interest coverage minimum1 • Flexibility: No minimum asset coverage ratio or limitation on distribution payments 5.0x 4.5x 4.0x 3.5x 0x 1x 2x 3x 4x 5x 6x Q2 2017 Q3 2017 Q4 2017 Q1 2018 $mm Leverage Ratio Maximum1 and thereafter Credit Facility Terms Covenant Overview

Q2 2017 Summary – Statements of Operations

Unaudited Quarterly Consolidated Statements of Operations

(Amounts in thousands, except per unit amounts)

	Q2 2016 (1)(2)	Q3 2016 (2)	Q4 2016 (2)	Q1 2017	Q2 2017
Revenues	$ 38,429	$ 46,556	$ 67,297	$ 83,364	$ 135,220
Cost of goods sold (excluding depreciation, depletion and amortization)	35,425	41,684	62,532	72,083	99,882
Depreciation, depletion and amortization	4,266	4,929	4,349	4,828	7,596
Gross profit (loss)	(1,262)	(57)	416	6,453	27,742
Operating costs and expenses:					
General and administrative expenses	6,616	8,499	5,383	9,677	8,961
Impairments and other expenses	103	148	27	—	143
Accretion of asset retirement obligations	107	109	111	114	114
Income (loss) from operations	(8,088)	(8,813)	(5,105)	(3,338)	18,524
Other income (expense):					
Earnings (loss) from equity method investments	—	—	—	(566)	296
Interest expense	(4,071)	(2,921)	(3,021)	(2,927)	(2,440)
Net income (loss)	$ (12,159)	$ (11,734)	$ (8,126)	$ (6,831)	$ 16,380
Earnings (loss) per limited partner unit:					
Basic	$ (0.26)	$ (0.21)	$ (0.11)	$ (0.07)	$ 0.18
Diluted	$ (0.26)	$ (0.21)	$ (0.11)	$ (0.07)	$ 0.18

1) Financial information has been recast to include the financial position and results attributable to Hi-Crush Blair LLC.
2) Financial information has been recast to include the financial position and results attributable to Hi-Crush Whitehall LLC, 2.0% equity interest in Hi-Crush Augusta LLC and PDQ Properties LLC (together the "Other Assets").

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Performance Under Pressure
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Q2 2017 Summary – EBITDA, Adjusted EBITDA, DCF

Unaudited EBITDA, Adjusted EBITDA and Distributable Cash Flow

(Amounts in thousands)

	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Reconciliation of distributable cash flow to net income (loss):					
Net income (loss)	$ (12,159)	$ (11,734)	$ (8,126)	$ (6,831)	$ 16,380
Depreciation and depletion expense	4,266	4,932	4,350	4,829	7,599
Amortization expense	421	420	421	420	421
Interest expense	4,071	2,921	3,021	2,927	2,440
EBITDA	(3,401)	(3,461)	(334)	1,345	26,840
(Earnings) loss from equity method investments	—	—	—	566	(296)
Adjusted EBITDA	(3,401)	(3,461)	(334)	1,911	26,544
Less: Cash interest paid	(3,344)	(2,548)	(2,649)	(2,554)	(2,068)
Less: Maintenance and replacement capital expenditures, including accrual for reserve replacement (1)	(1,164)	(1,554)	(1,717)	(1,845)	(2,945)
Add: Accretion of asset retirement obligations	107	109	111	114	114
Add: Unit-based compensation	930	1,155	(395)	1,178	1,219
Distributable cash flow	(6,872)	(6,299)	(4,984)	(1,196)	22,864
Adjusted for: Distributable cash flow attributable to assets contributed by the sponsor, prior to the period in which the contribution occurred (2)	627	(400)	579	1,247	—
Distributable cash flow attributable to Hi-Crush Partners LP	(6,245)	(6,699)	(4,405)	51	22,864
Less: Distributable cash flow attributable to holders of incentive distribution rights	—	—	—	—	—
Distributable cash flow attributable to limited partner unitholders	$ (6,245)	$ (6,699)	$ (4,405)	$ 51	$ 22,864

1) Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of $1.35 per ton produced and delivered during the period. Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity. The amount presented does not represent an actual reserve account or requirement to spend the capital.

2) The Partnership's historical financial information has been recast to consolidate Hi-Crush Blair LLC, Hi-Crush Whitehall LLC and Other Assets for the periods leading up to their contribution into the Partnership. For purposes of calculating distributable cash flow attributable to Hi-Crush Partners LP, the Partnership excludes the incremental amount of recast distributable cash flow earned during the periods prior to the contributions.

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Performance Under Pressure
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APPENDIX Investor Presentation | September, 2013 28

Efficient Railcar Management 29 Railcar Fleet Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Leased or Owned 4,214 4,208 4,200 4,180 4,173 Customer or System 1,546 1,531 1,358 944 1,866 Total 5,760 5,739 5,558 5,124 6,039 In Storage 1,161 607 605 None None Lease Costs (for the quarter ending) $7.5mm $7.3mm $7.0mm $6.9mm $6.9mm • All railcars remobilized from storage during Q1 2017 due to increase activity • 68% of railcars shipped via unit train during Q2 2017 vs. 45% in Q1 2017 • Growth in unit train usage; key driver of efficiency Railcar Management Update Efficiently managing our railcar fleet; well-positioned to service increased activity

PropStream Partners with PropX

PropStream Overview

- PropStream is the last-mile delivery solution that is 100% owned and operated by Hi-Crush
- Hi-Crush owns an interest in Proppant Express Investments, LLC (“PropX”), the joint venture that manufactures containers and conveyors
- PropStream and others lease containers and purchase conveyors from PropX
- Ownership stake in PropX allows Hi-Crush to share the cost of organic development and leverage industry experience of partners in solving industry’s current last-mile challenges
- Hi-Crush participates in profitability of PropX as systems gain market share



HI CRUSH
Joint Venture Partners
100%
PROP X
Manufacture
Manufacture
Containers
Conveyors
Lease
Purchase
PropStream
PropX Customers

HI CRUSH PARTNERS LP
Performance Under Pressure
30

Simple Structure; Incentivized Management Team 31 39% 61% 100% 76.8% LP 100% of IDRs Hi-Crush Proppants LLC (Sponsor) Avista Capital Parters and Co-Investors Management and Directors Hi-Crush Partners LP (NYSE: HCLP) Public Unitholders Hi-Crush GP LLC (General Partner) 13.2% LP 10.0% LP Note: As of June 30, 2017.